Filed pursuant to Rule 497

File Nos. 333-28339 and 811-08239

PROFUNDS

Supplement dated January 2, 2014

to the Statement of Additional Information dated May 1, 2013, as previously supplemented (the “SAI”)

Effective immediately, the SAI is revised as follows:

1.	In the SAI, the first row of the table in the section entitled “Management of ProFunds - Officers” is replaced in its entirety with the following:

Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Please retain this Supplement for future reference.